                                                                    EXHIBIT 10.5

                               VELOCITYHSI, INC.

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------



     This Registration Rights Agreement (the "Agreement") is made as of August
                                              ---------
7, 2000, by and among VelocityHSI, Inc., a Delaware corporation (the "Company") ,and BRE Properties, Inc., a Maryland Corporation ("BRE").
 -------

                                   AGREEMENT
                                   ---------

     The parties hereby agree as follows:

     1.   Registration Rights
          -------------------

          1.1  Definitions
               -----------

               (a)  The term "Common Stock" means the Company's common stock,
                              ------------
par value $0.01 per share.

               (b)  The term "Exchange Act" means The Securities Exchange Act
                              ------------
of 1934, as amended.

               (c)  The term "Form S-3" means such form under the Securities
                              --------
Act as is in effect on the date hereof or any successor form under the Securities Act;

               (d)  The term "Holder" means any person owning or having the
                              ------
right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 of this Agreement.

               (e)  The term "Initial Public Offering" means the first firm
                              -----------------------
commitment underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement under the Securities Act.

               (f)  The terms "register," "registered" and "registration"
                               --------    ----------       ------------
refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities, and the declaration or ordering of effectiveness of such registration statement or document;

               (g)  The term "Registrable Securities" means the 1,363,678
                              ----------------------
shares of Common Stock which are owned by BRE on the date hereof and will not be distributed to shareholders of BRE in connection with the Spin-Off; provided,
                                                                    --------
however, that shares of Common Stock shall cease to be Registrable Securities
-------
when (i) the shares are sold pursuant to the provisions of Rule 144, (ii) the shares are held by a Holder who is not an affiliate of the Company within the meaning of Rule 144 (a "Rule 144 Affiliate") and may be sold pursuant to Rule 144(k), (iii) the shares are held by a Holder who is a Rule 144 Affiliate and all the shares may be sold pursuant to Rule 144 within a period of three months in accordance with volume limitation set forth in Rule 144(e)(1), or (iv) the shares have otherwise been transferred in a transaction that would constitute a sale under the Securities Act and the shares may be resold without subsequent registration under the Securities Act;

               (h)  The term "Rule 144" means Rule 144 under the Securities
                              --------
Act or any similar provisions then in force.

               (i)  The term "SEC" means the Securities and Exchange
                              ---
Commission; and

               (j)  The term "Securities Act" means The Securities Act of 1933,
                              --------------
as amended.

               (k)  The term "Spin-Off" shall mean the distribution of shares
                              --------
of Common Stock to shareholders of BRE as contemplated by the registration statement of the Company, at the time of effectiveness of the registration statement, filed with the SEC (Registration No. 333-36162).

          1.2  Request for Registration.
               ------------------------

               (a) If the Company shall receive at any time subsequent to the 180th day following the effective date of the registration statement for the Company's Initial Public Offering, a written request from the Holders of at least fifty percent (50%) of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of at least 30% of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price of the Registrable Securities covered by the request, net of underwriting discounts and commissions, would exceed $10 million dollars), then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of Subsection 1.2(b), use reasonable commercial efforts to effect as soon as practicable, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered. The Company shall file with the SEC the registration statement required to effect the foregoing registration within 45 days after the date on which the Company provides the foregoing notice of the request to Holders.

               (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered
  ------------------
by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in Subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however,
                                                            --------  -------
that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

               (c) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

                    (i) After the Company has effected two (2) registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

                    (ii) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration statement subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                    (iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may then be registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below.

          1.3  Company Registration.
               --------------------

               (a) If the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than the registration in connection with the Spin-Off, the registration in connection with the Initial Public Offering, a registration pursuant to a registration statement on Form S-4, S-8 or any successor thereto, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after the Company has given such notice in accordance with Section 2.3, the Company shall cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

               (b) In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under
Section 1.3(a) to
include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. Notwithstanding the provisions of Section 1.3(a) hereof, (i) if the registration referred to in Section 1.3(a) hereof relates to an underwritten primary offering on behalf of the Company and the managing underwriters of the offering determine in their sole discretion that the aggregate amount of securities of the Company which the Company, Holders of Registrable Securities and holders of other piggyback registration rights propose to include in the registration statement exceeds the maximum amount of securities compatible with the success of the offering, the Company will include in the registration, up to such maximum amount, first, the securities which the Company proposes to sell, and second, pro rata, the Registrable Securities and the securities proposed to be included by any holders of other piggyback registration rights, and (ii) if the registration referred to in Section 1.3(a) hereof is an underwritten secondary registration on behalf of any of the other security holders of the Company (the "Secondary Offering Security Holders") and the managing underwriters determine in their sole discretion that the aggregate amount of securities which the Holders of Registrable Securities, the Secondary Offering Security Holders and the holders of other piggyback registration rights propose to include in the registration exceeds the maximum amount of securities compatible with the success of the offering, the Company will include in the registration, up to such maximum amount, first, the securities to be sold for the account of the Secondary Offering Security Holders, and second, pro rata, the Registrable Securities and the securities proposed to be included by any holders of other piggyback registration rights. The managing underwriters shall have the right to terminate entirely the participation of the Holders of Registrable Securities if the managing underwriters eliminate entirely the participation in the registration of all the other holders electing to include securities in the registration (other than the Company and the Secondary Offering Security Holders) because it is not practicable to include such securities in the registration.

               (c) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Securities in such registration.

          1.4  Form S-3 Registration. If the Company shall receive from any
               ---------------------
Holder or Holders of not less than twenty-five percent (25%) of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

               (a) promptly give written notice of the proposed registration to all other Holders; and

               (b) use reasonable commercial efforts to effect such registration on Form S-3 as soon as practicable of such Holder's or Holders' Registrable Securities specified in such request, together with the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after mailing of such notice by the Company; provided, however, that the Company shall not be
                            --------  -------
obligated to
effect any such registration pursuant to this Section 1.4 (i) if Form S-3 is not available for the registration of the Registrable Securities, (ii) if the Company has, within the twelve-month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this
Section 1.4, (iii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration or any related qualification or compliance; or (iv) during the period ending one hundred eighty (180) days after the effective date of a registration statement subject to Section 1.3.

               (c) Subject to the foregoing and to the provisions of Section 1.6, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 1.4 shall not be counted as demands for registration effected pursuant to Section 1.2.

               (d) The substantive provisions of Section 1.2(b) shall apply to the registration if it relates to an underwritten offering.

          1.5  Obligations of the Company. Whenever required under this Section
               --------------------------
1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use reasonable commercial efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such registration statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use reasonable commercial efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in
                          --------
connection therewith or as a condition thereto to qualify to do business, to subject itself to taxation or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

          1.6  Material Developments; Suspension of Offering.
               ---------------------------------------------

               (a) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall not be required to file a registration statement or to keep any registration statement effective if the negotiation or consummation of a transaction by the Company is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by the Company in the registration statement of material information which the Company (in the judgment of management of the Company) has a bona fide
                                                                       ---------
business purpose for keeping confidential and the nondisclosure of which in the registration statement might cause the registration statement to fail to comply with applicable disclosure requirements; provided, however, that the Company (i)
                                         --------  -------
will promptly notify the Holders of Registrable Securities otherwise entitled to registration of the foregoing and (ii) may not delay, suspend or withdraw the registration statement for such reason more than twice in any twelve (12) month period or three times in any twenty-four (24) month period or for more than one hundred twenty (120) days at any time. Upon receipt of any notice from the Company of the happening of any event during the period the registration statement is effective which is of a type specified in the preceding sentence or as a result of which the registration statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made not misleading, the Holders agree that they will immediately discontinue offers and sales of the Registrable Securities under the registration statement until they receive copies of a supplemental or amended prospectus that corrects the misstatements or omissions and receive notice that any post-effective amendment has become effective. If so directed by the Company, the Holders will deliver to the Company any copies of the prospectus covering the Registrable Securities in their possession at the time of receipt of such notice. In the event the Company shall give notice of the happening of an event of the kind described in this
Section 1.6(a), the Company shall extend the period during which the affected registration statement is required to be maintained pursuant to this Agreement by the number of days during the period from and including the date of the giving of notice pursuant to this Section 1.6(a) to the date when the Company shall make available a prospectus supplemented or amended to conform with the requirements of the Securities Act.

               (b) If all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date without regard to any extension, or if the consummation of any business combination by the Company has occurred or is probable for purposes of Rule 3-05 or Article 11 of Regulation S-X under the Securities Act, upon written notice thereof by the Company to the Holders, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to any registration statement or to require the Company to take action with respect to the registration of any Registrable Securities pursuant to this Agreement shall be suspended until the date on which the Company has filed such reports or obtained and filed the financial information required by Rule 3-05 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in the registration statement and the Company shall notify the Holders as promptly as practicable when such suspension is no longer required.

          1.7  Furnish Information.  It shall be a condition precedent to the
               -------------------
obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration.

          1.8  Expenses of Registration.  In connection with any registration of
               ------------------------
Registrable Securities hereunder, the Company shall pay the following registration expenses incurred in connection with the registration: (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws, (iii) printing expenses, (iv) internal Company expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) fees and expenses incurred in connection with the listing of the Registrable Securities on each securities exchange on which similar securities issued by the Company are then listed, (vi) fees and disbursements of counsel for the Company and the independent public accountants of the Company, and (vii) the fees and expenses of any experts retained by the Company in connection with the registration. The Holders shall be responsible for the payment of any and all other expenses incurred by them in connection with the registration and sale of Registrable Securities, including, without limitation, brokerage and sales commissions, underwriting fees, discounts and commissions attributable to the Registrable Securities, fees and disbursements of counsel representing the Holders, and any transfer taxes relating to the sale or disposition of the Registrable Securities.

          1.9  Delay of Registration. No Holder shall have any right to obtain
               ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

          1.10 Indemnification.
               ---------------

          (a)  Indemnification by the Company. The Company agrees to indemnify
               ------------------------------
and hold harmless each Holder that has sold Registrable Securities pursuant to a registration statement in which such Registrable Securities were included pursuant to this Section 1 ("Selling Holder"), its officers, directors and agents, and each person, if any, who controls such Selling

Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any such registration statement (a "Resale Registration Statement") or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus contained in the Resale Registration Statement at the time it became effective (a "Resale Prospectus"), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by such Selling Holder or on such Selling Holder's behalf expressly for inclusion therein; provided, however, that the Company will not be liable in any case to
         --------  -------
the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission contained in a Resale Prospectus which was corrected in a supplement or amendment thereto if such claim is brought by a purchaser of Registrable Securities from the Selling Holder and the Selling Holder failed to deliver to such purchaser the supplement or amendment to the Resale Prospectus in a timely manner.

               (b)  Indemnification by Holders of Registrable Securities. Each
                    ----------------------------------------------------
Selling Holder agrees to indemnify and hold harmless the Company, its officers, directors and agents and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in Section 1.10(a) from the Company to Selling Holders, but only with respect to information relating to such Selling Holder furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any Resale Registration Statement or Resale Prospectus or any amendment or supplement thereto. Each Holder also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Company provided in this Section 1.10(b).

               (c)  Conduct of Indemnification Proceedings. Each indemnified
                    ---------------------------------------
party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 1.10(a) or 1.10(b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to the indemnified party other than the indemnification obligation provided under Section 1.10(a) or 1.10(b) above. If the indemnifying party so elects within a reasonable time after receipt of notice, the indemnifying party may assume the defense of the action or proceeding at the indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that if
                                                   --------  -------
the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and the indemnified party reasonably determines based upon advice of legal counsel experienced in such matters, that there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnified party shall be entitled to separate counsel at the indemnifying party's expense, which counsel shall be chosen by the indemnified party and approved by the indemnifying party, which approval shall not be unreasonably withheld; provided further, that it is
                                                   -------- -------
understood that the indemnifying party shall not be liable for the fees, charges and disbursements of more than one separate firm. If the indemnifying party does not assume the defense, after having received the notice referred to in the first sentence of this Section, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party; in that event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party. If an indemnifying party assumes the defense of an action or proceeding in accordance with this Section, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with that action or proceeding except as set forth in the proviso in the second sentence of this
Section 1.10(c). Unless and until a final judgment is rendered that an indemnified party is not entitled to the costs of defense under the provisions of this Section, the indemnifying party shall reimburse, promptly as they are incurred, the indemnified party's costs of defense.

          (d)  Contribution.
               ------------

               (i) If the indemnification provided for in Section 1.10(a) or 1.10(b) hereof is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by indemnified party as a result of such losses, claims, damages or liabilities as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Selling Holder, and the Company's and the Selling Holder's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               (ii) The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 1.10(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 1.10(d)(i). The amount paid or payable by an indemnifying party as a result of the losses, claims, damages or liabilities referred to in Sections 1.10(a) and 1.10(b) hereof shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by the indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 1.10(d), no

Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (e)  Conflict with Underwriting Agreement.  Notwithstanding the
                    ------------------------------------
foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten sale of Registrable Securities effected pursuant to a registration statement filed pursuant hereto are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          1.11 Reports Under Securities Exchange Act of 1934. With a view to
               ---------------------------------------------
making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times for so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          1.12 Assignment of Registration Rights.  The rights to cause the
               ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that is a subsidiary or parent of a Holder acquires from such Holder at least 100,000 Registrable Securities (as appropriately adjusted for stock splits and the like; provided the Company is, within a
                                        --------
reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that
                                                       --------  -------
such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

          1.13 Market-Standoff Agreement.
               -------------------------

               (a)  Market-Standoff Period; Agreement.  In connection with the
                    ---------------------------------
Initial Public Offering and upon request of the Company or the underwriters managing the Initial Public Offering, each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's Initial Public Offering.

               (b)  Stop-Transfer Instructions.  In order to enforce the
                    --------------------------
foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each Holder.

               (c)  Transferees Bound.  Each Holder agrees that it will not
                    -----------------
transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 1.13.

     2.   Miscellaneous.
          -------------

          2.1  Successors and Assigns. Except as otherwise provided in this
               ----------------------
Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          2.2  Entire Agreement; Amendments and Waivers.  This Agreement
               ----------------------------------------
constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 2.2 shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

          2.3  Notices.  Unless otherwise provided, any notice required or
               -------
permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth below or as subsequently modified by written notice.

          2.4  Expenses. If any action at law or in equity is necessary to
               --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          2.5  Governing Law.  This Agreement and all acts and transactions
               -------------
pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, as applied to agreements among California residents entered into and wholly to be performed within the State of California (without reference to any choice of law rules that would require the application of the laws of any other jurisdiction).

          2.6  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          2.7  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


                            [Signature Pages Follow]

     The parties have executed this Registration Rights Agreement as of the date first above written.

VELOCITYHSI, INC.

By:  /s/ Charles P. Wingard
     ---------------------------------
     Name:   Charles P. Wingard
     Title:  Senior Vice President and Chief Financial Officer

Address:

2175 North California Boulevard
Suite 810
Walnut Creek, CA  94596
Fax:  (925) 952-5697


BRE PROPERTIES, INC.


By:  /s/ LeRoy E. Carlson
     ---------------------------------
     Name:   LeRoy E. Carlson
     Title:  Executive Vice President and Chief Financial Officer

Address:

44 Montgomery Street, 36th Floor
San Francisco, CA  94104
Fax:  (415) 445-6505

                                      A-1